UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6076

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Item 1. Reports to Stockholders.

Annual Report

March 31, 2019

AlphaMark Actively Managed Small Cap ETF

Ticker: SMCP

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

AlphaMark Actively Managed Small Cap ETF

AlphaMark Actively Managed Small Cap ETF

March 31, 2019

Dear Shareholder:

The AlphaMark Actively Managed Small Cap ETF (the “Fund”) investment philosophy is founded on an appreciation of risk. We attempt to identify for the Fund high quality Exchange Traded Funds (“ETFs”) that invest in a diverse group of small cap companies. Under normal market conditions, we will weigh the Fund towards those styles that we feel are undervalued relative to their potential upside. We review economic conditions globally to construct a portfolio of small cap ETFs. During 2018, both foreign emerging market and developed market small cap ETFs underperformed domestic small cap ETFs. As of March 31, 2019, we have allocated 22.6% of the Fund to foreign small cap ETFs based on their relative value versus domestic small cap ETFs.

Our review of domestic economic activity shows some promise for the remainder of 2019; however, we remain cautious. The Federal Reserve Open Market Committee has done a complete turnaround from six months ago. Most economists have prognosticated two to three rate hikes in 2019 after the 4 increases last year. During the Fed’s most recent meeting, Federal Chairman Jerome Powell suggested that rates will stay put for the rest of 2019. This is a far cry from the meetings of October 2018. In that meeting, after the committee unanimously voted to raise rates a quarter of a point, Powell stated that “further gradual increases in the target range for the federal funds rate would most likely be consistent with a sustained economic expansion, strong labor market conditions, and inflation near 2 percent over the medium term”. Several issues have come to the forefront to cause the Fed to take caution and a new approach to risk management. The first is the reporting data that the Fed uses as criteria for their decision making was delayed due to the government shutdown. Ultimately the Fed was basing their decisions on outdated data and estimates. While the unemployment rate in February edged down to 3.8 percent and wages grew by the fastest pace of the expansion, new jobs have been limited. Employers added only 20,000 new positions to its payrolls. This is the slowest pace since 2017 (according to the Department of Labor). Global slowdown concerns from Europe – the European Central Bank slashed its growth forecast to 1.1% from 1.7%. Most importantly though, is inflation. The national gauge of inflation, the Consumer Price Index, dropped to 1.9% in December from 2.5% in October. In Chairman Powell’s January press conference, he intimated that inflation expectations would be a major factor in final decision making. If this is indeed true, we most likely will not see any interest rate increases in 2019. Inflation has decreased in the last several months and we forecast it to continue to be below a level where the Fed feels they need to control it.

AlphaMark Actively Managed Small Cap ETF

The tariff war with the United States took a heavy toll on China in the last quarter of 2018. While their trade sector was down, the risk of a sharper economic slowdown became greater. The world’s second largest economy in an economic tailspin would have dire effects on global markets. This concern is part of the reason there was a major sell off at the end of last year. Chinese Premier Li Keqiang said the risks threatening their economy may warrant “stronger mitigating action” as growth is expected to slow further this year. As a result, China rolled out its own tax reform and cut taxes and fees for manufacturers, construction, and transportation. This is good news for the markets and has given investors confidence. The concern of a slowdown should be a driving factor in the trade war, and as things progressed, both sides are confident they can get a deal done sometime in the near future. While the United States economy continues to plow along in the vicinity of 3% GDP growth, the rest of the global economies have been rocky. Some economists think the global economic slowdown hit its bottom during the 1st quarter of 2019. That should be a catalyst for acceleration later this year. Some indicators of global growth rose in February from a 28-month low. There was also some evidence of growing demand of trade goods and manufacturing.

The indicators suggest that the global economy is turning around from a short slowdown. We have positioned the Fund to take advantage of not only continuing U.S. growth but also a turnaround in the global economy.

During the fiscal year ended March 31, 2019 (the “Current Fiscal Period”), the net asset value per share of the Fund decreased from $25.00 to $23.46, a total return of -6.15%. The market price decreased from $25.05 to $23.30, a total return of -7.01%. During this time, the Russell 2000® Index gained 2.05%. The main contributors of gains in the Fund during the Current Fiscal Period came from the following sectors/holdings: iShares Russell 2000 ETF +26.0%, iShares Russell 2000 Growth ETF +16.5%, Health Care (Biotelemetry, Inc. +110.6%, Health Insurance Innovations, Inc. +64.5%), Consumer Defensive (K12, Inc. +66.6%) and iShares Russell 2000 Value ETF +7.9%. The main contributors of loss in the Fund are from the following sectors/holdings: Technology (Net 1 UEPS Technologies, Inc. -50.6%), Energy (Lonestar Resources US, Inc. -57.6%), Consumer Cyclical (Patrick Industries, Inc. -53.9%), Health Care (Diplomat Pharmacy, Inc. -38.1%) and Financials (Preferred Bank -42.2%). We have moved the portfolio to a collection of diversified small cap ETFs. We are of the opinion that the small cap environment has become too volatile to continue to hold individual small cap stocks and believe that a basket of small cap ETFs will provide a better diversified portfolio for our shareholders.

As of March 31, 2019, the Fund’s assets were invested among 5 ETF positions. The positions were: iShares Russell 2000 Growth ETF (31%), iShares Russell 2000 Value ETF (30%), iShares MSCI Emerging Markets Small-Cap ETF (18%), iShares Russell 2000 ETF (15%) and iShares MSCI EAFE Small-Cap ETF (5%). Cash equivalents represented less than 1% of the Fund’s net assets.

AlphaMark Actively Managed Small Cap ETF

As of March 31, 2019, the Fund had net assets of $23.5 million.

In conclusion, no investment style will outperform every year. The nature of the market is change and volatility. Because of the excess volatility in the market, we believe that owning a diversified portfolio of small cap ETFs has the potential to decrease risk and allow the Fund to extract value from undervalued assets.

Sincerely,

Michael L. Simon
President and Chief Investment Officer
AlphaMark Advisors, LLC

Must be preceded or accompanied by a prospectus.

The Russell 2000® index is an index measuring the performance of approximately 2,000 smallest-cap American companies in the Russell 3000® Index, which is made up of 3,000 of the largest U.S. stocks. It is a market-cap weighted index. One cannot invest directly in an index. The Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care.

Investing involves risk. Principal loss is possible. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. Investing in investment companies, such as ETFs will subject the Fund to additional expenses of each investment company and risk of owning the underlying securities held by each. ETFs may trade at a premium or discount to their net asset value. Shares of ETFs are bought and sold at market price (rather than NAV) and not individually redeemed from the Fund. Brokerage commissions will reduce returns.

AlphaMark Actively Managed Small Cap ETF

Market returns are based on the daily composite close price from all active exchanges at 4:00 p.m. Eastern time and do not represent the returns you would receive if you traded shares at other times.

AlphaMark Advisors LLC is the Adviser (the “Adviser”) to the AlphaMark Actively Managed Small Cap ETF which is distributed by Quasar Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments in this report for a compete list of Fund holdings.

Diversification does not assure a profit or protect against loss in a declining market.

AlphaMark Actively Managed Small Cap ETF

Performance Summary
(Unaudited)

Growth of $10,000

Average Returns Year Ended March 31, 2019	One Year	Three Years	Since Inception 4/20/15
AlphaMark Actively Managed Small Cap ETF - NAV	-6.15%	1.28%	-1.60%
AlphaMark Actively Managed Small Cap ETF - Market	-7.01%	1.08%	-1.77%
Russell 2000® Growth Index	3.85%	14.87%	7.22%
Russell 2000® Index	2.05%	12.92%	6.59%

This chart illustrates the performance of a hypothetical $10,000 investment made on April 20, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

AlphaMark Actively Managed Small Cap ETF

Portfolio Allocation
As of March 31, 2019 (Unaudited)

Sector	Percentage of Net Assets
Finance and Insurance♦	99.7%
Short-Term Investments	0.4
Liabilities in Excess of Other Assets	(0.1)
Total	100.0%

♦

To the extent that the Fund invests more heavily in underlying investment companies of certain sectors or strategies, its performance will be especially sensitive to developments that significantly affect those sectors or strategies. See Note 7 in Notes to Financial Statements.

AlphaMark Actively Managed Small Cap ETF

SCHEDULE OF INVESTMENTS

March 31, 2019

Shares	Security Description	Value
	EXCHANGE TRADED FUNDS — 99.7%
	Finance and Insurance — 99.7%♦
21,000	iShares MSCI EAFE Small-Cap ETF	$1,206,240
91,200	iShares MSCI Emerging Markets Small-Cap ETF	4,104,000
23,571	iShares Russell 2000 ETF	3,608,484
37,250	iShares Russell 2000 Growth ETF+	7,325,585
59,512	iShares Russell 2000 Value ETF+	7,135,489
	TOTAL EXCHANGE TRADED FUNDS (Cost $21,553,455)	23,379,798

	SHORT-TERM INVESTMENTS — 0.4%
96,306	Fidelity® Institutional Money Market Fund - Government Portfolio, Class I, 2.31%*	96,306
	TOTAL SHORT-TERM INVESTMENTS (Cost $96,306)	96,306
	TOTAL INVESTMENTS — 100.1% (Cost $21,649,761)	23,476,104
	Liabilities in Excess of Other Assets — (0.1)%	(15,163)
	NET ASSETS — 100.0%	$23,460,941

Percentages are stated as a percent of net assets.
♦

To the extent that the Fund invests more heavily in underlying investment companies of certain sectors or strategies, its performance will be especially sensitive to developments that significantly affect those sectors or strategies. See Note 7 in Notes to Financial Statements.

+

Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

*	Rate shown is the annualized seven-day yield as of March 31, 2019.

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF

Statement of Assets and Liabilities

March 31, 2019

ASSETS
Investments in securities, at value (Cost $21,649,761)	$23,476,104
Dividends and interest receivable	2,718
Total assets	23,478,822

LIABILITIES
Management fees payable	17,881
Total liabilities	17,881

NET ASSETS	$23,460,941

Net Assets Consist of:
Paid-in capital	$25,594,528
Total distributable earnings (accumulated deficit)	(2,133,587)
Net assets	$23,460,941

Net Asset Value:
Net assets	$23,460,941
Shares outstanding ^	1,000,000
Net asset value, offering and redemption price per share	$23.46

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF

Statement of Operations

For the Year Ended March 31, 2019

INCOME
Dividends	$139,508
Interest	44,144
Total investment income	183,652

EXPENSES
Management fees	228,874
Total expenses	228,874
Net investment income (loss)	(45,222)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	675,566
Change in unrealized appreciation (depreciation) on investments	(2,066,650)
Net realized and unrealized gain (loss) on investments	(1,391,084)
Net increase (decrease) in net assets resulting from operations	$(1,436,306)

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF

Statements of Changes in Net Assets

	Year Ended March 31, 2019	Year Ended March 31, 2018
OPERATIONS
Net investment income (loss)	$(45,222)	$(149,195)
Net realized gain (loss) on investments	675,566	1,728,093
Change in unrealized appreciation (depreciation) on investments	(2,066,650)	(879,262)
Net increase (decrease) in net assets resulting from operations	(1,436,306)	699,636

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	—	—
Payments for shares redeemed	(1,351,215)	(1,286,350)
Net increase (decrease) in net assets derived from capital share transactions (a)	(1,351,215)	(1,286,350)
Net increase (decrease) in net assets	$(2,787,521)	$(586,714)

NET ASSETS
Beginning of year	$26,248,462	$26,835,176
End of year	$23,460,941	$26,248,462 *

(a)	A summary of capital share transactions is as follows:

	Year Ended March 31, 2019	Year Ended March 31, 2018
	Shares	Shares
Subscriptions	—	—
Redemptions	(50,000)	(50,000)
Net increase (decrease)	(50,000)	(50,000)

*	Includes accumulated net investment loss of $38,066.

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF Financial Highlights For a capital share outstanding throughout the year/period
	Year Ended March 31, 2019		Year Ended March 31, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016(1)
Net asset value, beginning of year/period	$25.00		$24.40	$22.58	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	(0.04)		(0.14)	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments	(1.50)		0.74	1.87	(2.34)
Total from investment operations	(1.54)		0.60	1.82	(2.42)

Net asset value, end of year/period	$23.46		$25.00	$24.40	$22.58

Total return	-6.15%		2.47%	8.12%	-9.66	%(3)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000's)	$23,461		$26,248	$26,835	$24,841

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.90	%(4)	0.90%	0.90%	0.90	%(5)
Net investment income (loss) to average net assets	(0.18	)%(6)	(0.56)%	(0.23)%	(0.39	)%(5)

Portfolio turnover rate (7)	360%		41%	47%	52	%(3)

(1)	Commencement of operations on April 20, 2015.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Does not include expenses of the investment companies in which the Fund invests.
(5)	Annualized.
(6)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.

(7)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF

Notes to Financial Statements
March 31, 2019

NOTE 1 – ORGANIZATION

AlphaMark Actively Managed Small Cap ETF (the “Fund”) is a diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to seek long-term growth of capital. Effective January 9, 2019, the Fund started investing primarily in other exchange-traded funds (“fund of funds”) to help achieve its investment strategy. The Fund commenced operations on April 20, 2015.

The end of the reporting period for the Fund is March 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal period ended March 31, 2019 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks, and exchange-traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
March 31, 2019 (Continued)

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Short-term securities that have maturities of less than 60 days at the time of purchase are valued at amortized cost, which, when combined with accrued interest, approximates fair value.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	–	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	–	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	–	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
March 31, 2019 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of the end of the current fiscal period:

Assets^	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$23,379,798	$—	$—	$23,379,798
Short-Term Investments	96,306	—	—	96,306
Total Investments in Securities	$23,476,104	$—	$—	$23,476,104

^	See Schedule of Investments for breakout of investments by sector classification.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Fund’s policy is to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all net taxable investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and various state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the current fiscal period, the Fund did not incur any interest or penalties.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
March 31, 2019 (Continued)

income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities are declared and paid by the Fund at least annually. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

F.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share.

G.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

The permanent differences primarily relate to net operating losses and redemptions in-kind. During the current fiscal period, the following table shows the reclassifications made:

Distributable Earnings (Accumulated Deficit)	Paid-In Capital
$(235,449)	$235,449

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
March 31, 2019 (Continued)

During the current fiscal period, the Fund realized $318,737 in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated deficit) to paid-in capital.

I.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Fund’s financial statements.

J.

New Accounting Pronouncements. In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated ASU 2018-13 and has adopted the disclosure framework.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

AlphaMark Advisors, LLC (the “Adviser”), serves as the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser also arranges for the transfer agency, custody, fund administrations and accounting, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Advisor has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
March 31, 2019 (Continued)

tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Fund, the Fund pays the Adviser 0.90% at an annual rate based on the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”), acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s Custodian, transfer agent, and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s Custodian.

Quasar Distributors, LLC, (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

A Trustee and all officers of the Trust are affiliated with the Administrator, Distributor, and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $87,651,562 and $83,213,921, respectively.

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, in-kind transactions associated with redemptions were $1,240,988 and there were none associated with subscriptions.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
March 31, 2019 (Continued)

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes at March 31, 2019 were as follows:

Tax cost of investments	$21,651,584
Gross tax unrealized appreciation	$1,834,874
Gross tax unrealized depreciation	(10,354)
Total unrealized appreciation (depreciation)	1,824,520
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Accumulated gain (loss)	—
Other accumulated gain (loss)	(3,958,107)
Distributable earnings (accumulated deficit)	$(2,133,587)

The difference between the cost basis for financial statement and federal income tax purposes is due primarily to timing differences in recognizing wash sales.

As of March 31, 2019, the Fund deferred, on a tax-basis, no post-October capital losses and no late-year ordinary losses.

As of March 31, 2019, the Fund had a short-term capital loss carryforward of $3,958,107. This amount does not have an expiration date. During the year ended March 31, 2019, the Fund utilized $358,652 of its capital loss carryforward.

There were no distributions paid by the Fund during the years ended March 31, 2018 and March 31, 2019.

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on The Nasdaq Stock Market, LLC. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
March 31, 2019 (Continued)

have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charges, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $250, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% of the value of the Creation Units subject to the transaction. Variable fees received by the Fund, if any, are displayed in the capital shares transactions section of the Statement of Changes in Net Assets. There were no variable fees received during the current fiscal period. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

NOTE 7 – PRINCIPAL RISK

Sector Risk. To the extent that the Fund invests more heavily in underlying investment companies of certain sectors or strategies, its performance will be especially sensitive to developments that significantly affect those sectors or strategies.

AlphaMark Actively Managed Small Cap ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of AlphaMark Actively Managed Small Cap ETF and
Board of Trustees of ETF Series Solutions

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AlphaMark Actively Managed Small Cap ETF (the “Fund”), a series of ETF Series Solutions, as of March 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

AlphaMark Actively Managed Small Cap ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Continued)

We have served as the auditor of one or more of AlphaMark Advisors, LLC’s investment companies since 2008.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
May 29, 2019

AlphaMark Actively Managed Small Cap ETF

Trustees and Officers
(Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Leonard M. Rush, CPA Born: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite term; since 2012	Retired; formerly Chief Financial Officer, Robert W. Baird & Co. Incorporated (wealth management firm) (2000–2011).	47	Independent Trustee, Managed Portfolio Series (38 portfolios) (since 2011).
David A. Massart Born: 1967	Trustee	Indefinite term; since 2012	Co-Founder, President, and Chief Investment Strategist, Next Generation Wealth Management, Inc. (since 2005).	47	Independent Trustee, Managed Portfolio Series (38 portfolios) (since 2011).
Janet D. Olsen Born: 1956	Trustee	Indefinite term; since 2018	Retired; formerly Managing Director and General Counsel, Artisan Partners Limited Partnership (investment adviser) (2000–2013); Executive Vice President and General Counsel, Artisan Partners Asset Management Inc. (2012–2013); Vice President and General Counsel, Artisan Funds, Inc. (investment company) (2001–2012).	47	Independent Trustee, PPM Funds (9 portfolios) (since 2018).
Interested Trustee
Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2013); Managing Director of Index Services, Zacks Investment Management (2011–2013).	47	None

AlphaMark Actively Managed Small Cap ETF

TRUSTEES AND OFFICERS
(Unaudited) (Continued)

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Principal Officers of the Trust
Kristina R. Nelson Born: 1982	President	Indefinite term; since 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2014); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2013–2014).
Michael D. Barolsky Born: 1981	Vice President and Secretary	Indefinite term; since 2014 (other roles since 2013)	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Vice President, U.S. Bancorp Fund Services, LLC (2012-2019); Associate, Thompson Hine LLP (law firm) (2008–2012).
James R. Butz Born: 1982	Chief Compliance Officer	Indefinite term; since 2015	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2015); Vice President, U.S. Bancorp Fund Services, LLC (2014–2015); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011–2014).
Kristen M. Weitzel, CPA Born: 1977	Treasurer	Indefinite term; since 2014 (other roles since 2013)	Vice President, U.S. Bancorp Fund Services, LLC (since 2015); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011–2015); Manager, PricewaterhouseCoopers LLP (accounting firm) (2005–2011).
Brett M. Wickmann Born: 1982	Assistant Treasurer	Indefinite term; since 2017	Vice President, U.S. Bancorp Fund Services, LLC (since 2017); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2012–2017).
Elizabeth A. Winske Born: 1983	Assistant Treasurer	Indefinite term; since 2017	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2016); Officer, U.S. Bancorp Fund Services, LLC (2012–2016).

The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling toll free (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.alphamarkadvisors.com/etf/.

AlphaMark Actively Managed Small Cap ETF

Expense Example
For the Six-Months Ended March 31, 2019 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2018 – March 31, 2019).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During the Period(1)
Actual	$1,000.00	$ 879.50	$4.22
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.44	$4.53

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.90%, multiplied by the average account value during the period, multiplied by 182/365 to reflect the one-half year period.

AlphaMark Actively Managed Small Cap ETF

Approval of Advisory Agreement and Board Consideration
(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on January 9-10, 2019 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) considered the approval of the Investment Advisory Agreement (the “Advisory Agreement”) between AlphaMark Advisors, LLC (the “Adviser”) and the Trust, on behalf of the AlphaMark Actively Managed Small Cap ETF (“SMCP” or the “Fund”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials from the Adviser (the “Materials”) regarding, among other things: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the historical performance of the Fund; (iii) the cost of the services provided and the profits realized by the Adviser and its affiliates from services rendered to the Fund; (iv) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (v) the extent to which economies of scale have been or are expected to be realized as the Fund grows and whether the advisory fee for the Fund reflects these economies of scale for the benefit of the Fund; and (vi) any other financial benefits to the Adviser and its affiliates resulting from services rendered to the Fund.

Prior to the Meeting, a representative from the Adviser, along with other service providers of the Fund, presented additional oral and written information to help the Board evaluate the Adviser’s fees and other aspects of the Agreement. The Board then discussed the written materials that it had received and any other information that the Board received at the Meeting and deliberated on the approval of the Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.

Approval of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the Advisory Agreement to SMCP, noting that the Adviser would continue to provide investment management services to SMCP. In considering the nature, extent, and quality of the services provided and to be provided by the Adviser, the Board considered the quality of the Adviser’s compliance infrastructure and past reports from the Trust’s Chief Compliance Officer. The Board also considered its previous experience with the Adviser providing investment management services to SMCP. The Board noted that it had previously received a copy of the Adviser’s registration form (“Form ADV”), as well as the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the firm’s management and staff.

AlphaMark Actively Managed Small Cap ETF

APPROVAL OF ADVISORY AGREEMENT and BOARD CONSIDERATION
(Unaudited) (Continued)

The Board also considered other services currently provided by the Adviser to SMCP, such as monitoring adherence to the Funds’ investment restrictions and monitoring compliance with various policies and procedures and with applicable securities regulations.

Historical Performance. The Board noted that it had received information regarding SMCP’s performance as of September 30, 2018 in the Materials. The Board noted that, for the one-year, three-year, and since inception periods ended September 30, 2018, SMCP had significantly underperformed its benchmark index. The Board noted that the Adviser had requested, and the Board had approved, a change to SMCP’s principal investment strategy from mainly investing in individual small-cap equity securities to investing in other investment companies that principally invest in small-cap equity securities. The Board noted that the Adviser expected such change to reduce volatility in the Fund’s returns, and the Board would monitor such performance to see whether the change in strategy was having the intended effect on performance.

Cost of Services Provided and Economies of Scale. The Board reviewed the expense ratio for SMCP and compared it to the universe of Small Growth ETFs as reported by Morningstar (the “Category Peer Group”). The Board noted that the expense ratio for SMCP was significantly higher than the median of its Category Peer Group, but noted the Category Peer Group mostly consisted of low-cost index funds. The Board further noted that, when compared to the only other actively-managed fund in the Category Peer Group, their expense ratios were the same.

The Board took into consideration that the advisory fee for SMCP was a “unified fee,” meaning SMCP paid no expenses other than the advisory fee and certain other costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser continued to be responsible for compensating the Trust’s other service providers and paying SMCP’s other expenses out of its own fee and resources. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with SMCP, taking into account analyses of the Adviser’s profitability with respect to SMCP. The Board noted that it intends to monitor fees as SMCP grows in size and assess whether fee breakpoints may be warranted.

Conclusion. No single factor was determinative of the Board’s decision to approve the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

AlphaMark Actively Managed Small Cap ETF

Federal Tax Information
(Unaudited)

For the fiscal year ended March 31, 2019, certain dividends paid by the Fund may be subject to a maximum rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividend received deduction for the fiscal year ended March 31, 2019 was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Information About Portfolio Holdings
(Unaudited)

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (800) 617-0004. Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at www.alphamarkadvisors.com/etf/ daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the SAI. The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.alphamarkadvisors.com/etf/.

Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.alphamarkadvisors.com/etf/.

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Adviser

AlphaMark Advisors, LLC

810 Wright’s Summit Parkway, Suite 100

Fort Wright, Kentucky 41011

Distributor

Quasar Distributors, LLC

777 East Wisconsin Avenue, 6th Floor

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association

1555 North Rivercenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

AlphaMark Actively Managed Small Cap ETF

Symbol – SMCP

CUSIP – 26922A834

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2019	FYE 3/31/2018
Audit Fees	$14,000	$14,000
Audit-Related Fees	$0	$0
Tax Fees	$ 3,000	$ 3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2019	FYE 3/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2019	FYE 3/31/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Leonard M. Rush, David A. Massart, and Janet D. Olsen.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in registrant’s independent public accountant. There was no change in the registrant’s public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	5/31/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	5/31/2019

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	5/31/2019

*	Print the name and title of each signing officer under his or her signature.